Exhibit 99.1

Old National Bancorp Reports Fourth Quarter and
Full-Year 2025 Results
Evansville, Ind. (January 21, 2026)

Old National Bancorp (NASDAQ: ONB) reports 4Q25 net income applicable to common shares of $212.6 million, diluted EPS of $0.55; $241.0 million and $0.62 on an adjusted[1] basis, respectively. Full-year net income applicable to common shares of $653.1 million, diluted EPS of $1.79; $808.6 million and $2.21 on an adjusted[1] basis, respectively.

CEO COMMENTARY:

"Old National’s strong fourth quarter earnings punctuate an exceptional year that set new organizational records for adjusted earnings per share, net income, and efficiency ratio," said Chairman and CEO Jim Ryan. "Our 2025 results were driven by a focus on fundamentals – core deposit growth to support loan expansion, positive operating leverage, disciplined credit management, and healthy liquidity and capital ratios."
FOURTH QUARTER HIGHLIGHTS2:

Net Income	•Net income applicable to common shares of $212.6 million; adjusted net income applicable to common shares[1] of $241.0 million
•Earnings per diluted common share ("EPS") of $0.55; adjusted EPS[1] of $0.62

Net Interest Income/NIM	•Net interest income on a fully taxable equivalent basis[1] of $588.8 million
•Net interest margin on a fully taxable equivalent basis[1] ("NIM") of 3.65%, up 1 basis point ("bp")

Operating Performance	•Pre-provision net revenue[1] ("PPNR") of $312.3 million; adjusted PPNR[1] of $349.6 million, up 4%
•Noninterest expense of $386.3 million; adjusted noninterest expense[1] of $364.8 million
•Efficiency ratio[1] of 51.6%; adjusted efficiency ratio[1] of 46.0%

Deposits and Funding	•Period-end total deposits of $55.1 billion, up 0.6% annualized; core deposits down 3.2% annualized
•Granular low-cost deposit franchise; total deposit costs of 180 bps, down 17 bps

Loans and Credit Quality	•End-of-period total loans[3] of $48.8 billion, up $768.8 million or 6.4% annualized
•Provision for credit losses[4] ("provision") of $32.7 million
•Net charge-offs of $32.1 million, or 27 bps of average loans; 16 bps excluding purchased credit deteriorated ("PCD") loans that had an allowance at acquisition
•30+ day delinquencies of 0.22% and nonaccrual loans of 1.07% of total loans

Return Profile & Capital	•Return on average tangible common equity[1] ("ROATCE") of 17.8%; adjusted ROATCE[1] of 19.9% •Preliminary regulatory Tier 1 common equity to risk-weighted assets of 11.08%, up 6 bps

Notable Items	•$24.5 million of pre-tax merger-related charges •$15.9 million of pre-tax pension plan loss[5] •$3.0 million pre-tax reduction to previously accrued FDIC special assessment[6]
1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company – refer to the Non-GAAP reconciliations contained in this release 2 Comparisons are on a linked-quarter basis, unless otherwise noted 3 Includes loans held-for-sale 4 Includes the provision for unfunded commitments 5 Includes a loss associated with the termination of the Bremer pension plan 6 Represents the Company's estimate of its FDIC special assessment using the FDIC's updated estimate of losses to its Deposit Insurance Fund

RESULTS OF OPERATIONS2
Old National Bancorp reported fourth quarter 2025 net income applicable to common shares of $212.6 million, or $0.55 per diluted common share.
Included in fourth quarter results were pre-tax charges of $24.5 million for merger-related expenses, a $15.9 million pre-tax loss5 associated with the termination of the Bremer pension plan and a $3.0 million pre-tax reduction to previously accrued FDIC special assessment6. Excluding these items and realized debt securities gains from the current quarter, adjusted net income1 was $241.0 million, or $0.62 per diluted common share.
DEPOSITS AND FUNDING
Increases in private banking and community deposits were more than offset by seasonal outflows of public funds.
•Period-end total deposits were $55.1 billion, up 0.6% annualized; core deposits down 3.2% annualized.
•On average, total deposits for the fourth quarter were $55.1 billion, up $0.2 billion.
•Granular low-cost deposit franchise; total deposit costs of 180 bps, down 17 bps.
•A loan to deposit ratio of 89%, combined with existing funding sources, provides strong liquidity.

LOANS
Loan growth driven by strong commercial loan production.
•Period-end total loans3 were $48.8 billion, up $768.8 million or 6.4% annualized, including commercial and industrial loan growth of $477.5 million.
•Total commercial loan production in the fourth quarter was $3.5 billion, up 25%; period-end commercial pipeline totaled $4.8 billion, up 15%.
•Average total loans in the fourth quarter were $48.2 billion, consistent with the third quarter of 2025.

CREDIT QUALITY
Credit quality continues to be a hallmark of Old National.
•Provision4 expense was $32.7 million compared to $26.7 million.
•Net charge-offs were $32.1 million, or 27 bps of average loans, compared to 24 bps.
◦Excluding PCD loans that had an allowance for credit losses established at acquisition, net charge-offs to average loans were 16 bps compared to 17 bps.
•30+ day delinquencies as a percentage of loans were 0.22% compared to 0.18%.
•Nonaccrual loans as a percentage of total loans were 1.07% compared to 1.23%.
•The allowance for credit losses, including the allowance for credit losses on unfunded loan commitments, stood at $605.2 million, or 1.24% of total loans, compared to $604.5 million, or 1.26% of total loans.

NET INTEREST INCOME AND MARGIN
Higher net interest income reflective of growth in interest-earning assets and lower funding costs.
•Net interest income on a fully taxable equivalent basis1 increased to $588.8 million compared to $582.6 million, driven by growth in earning assets and lower funding costs, partly offset by lower asset yields.
•Net interest margin on a fully taxable equivalent basis1 increased 1 bps to 3.65%.
•Cost of total deposits was 1.80%, decreasing 17 bps and the cost of total interest-bearing deposits decreased 19 bps to 2.38%.

NONINTEREST INCOME
Record capital markets and higher mortgage banking revenue offset by lower other income.
•Total noninterest income was $109.7 million, $125.6 million excluding a $15.9 million pre-tax loss associated with the termination of the Bremer pension plan, compared to $130.5 million in the third quarter of 2025.
•Excluding the pension plan loss in the fourth quarter of 2025 and realized debt securities gains, noninterest income was down 3.7% driven by lower other income, which was elevated in the prior quarter, partly offset by record capital markets and higher mortgage banking revenue.

NONINTEREST EXPENSE
Lower reflective of the impact of Bremer cost savings; disciplined expense management drives record adjusted efficiency ratio.
•Noninterest expense was $386.3 million and included $24.5 million of merger-related charges as well as a $3.0 million pre-tax reduction of previously accrued FDIC special assessment.
•Excluding the above noted items, adjusted noninterest expense1 was $364.8 million, compared to $376.5 million, driven by cost savings associated with the Bremer transaction.
•The efficiency ratio1 was 51.6%, while the adjusted efficiency ratio1 was 46.0% compared to 58.8% and 48.1%, respectively.

INCOME TAXES
•Income tax expense was $54.9 million, resulting in an effective tax rate of 20.2% compared to 21.5%. On an adjusted fully taxable equivalent ("FTE") basis, the effective tax rate was 22.7% compared to 24.0%.
◦Lower effective tax rate was driven by the finalization of federal and state tax returns in the quarter.
•Income tax expense included $10.5 million of tax credit benefit compared to $7.8 million.

CAPITAL
Capital ratios remain strong.
•Preliminary total risk-based capital up 7 bps to 12.85% and preliminary regulatory Tier 1 capital up 4 bps to 11.53%, as strong retained earnings drive capital, partly offset by growth in loans.
•Tangible common equity to tangible assets was 7.72%, up 2.5%.
•The Company repurchased 1.1 million shares of common stock during the quarter.

CONFERENCE CALL AND WEBCAST
Old National will host a conference call and live webcast at 9:00 a.m. Central Time on Wednesday, January 21, 2026, to review fourth quarter and full-year financial results. The live audio webcast link and corresponding presentation slides will be available on the Company’s Investor Relations website at oldnational.com and will be archived there for 12 months. To listen to the live conference call, dial U.S. (800) 715-9871 or International (646) 307-1963, access code 9394540. The telephone replay will be available approximately one hour after completion of the call until midnight Eastern Time on February 4, 2026. To access the replay, dial U.S. (800) 770-2030 or International (609) 800-9909; Access code 9394540.
ABOUT OLD NATIONAL
Old National Bancorp (NASDAQ: ONB) is the holding company of Old National Bank. As the sixth largest commercial bank headquartered in the Midwest, Old National proudly serves clients primarily in the Midwest and Southeast. With approximately $72 billion of assets and $37 billion of assets under management, Old National ranks among the top 25 banking companies headquartered in the United States. Tracing our roots to 1834, Old National focuses on building long-term, highly valued partnerships with clients while also strengthening and supporting the communities we serve. In addition to providing extensive services in consumer and commercial banking, Old National offers comprehensive wealth management and capital markets services. For more information and financial data, please visit Investor Relations at oldnational.com. In 2025, Points of Light named Old National one of "The Civic 50" - an honor reserved for the 50 most community-minded companies in the United States.
USE OF NON-GAAP FINANCIAL MEASURES
The Company's accounting and reporting policies conform to U.S. generally accepted accounting principles ("GAAP") and general practices within the banking industry. As a supplement to GAAP, the Company provides non-GAAP performance results, which the Company believes are useful because they assist investors in assessing the Company's operating performance. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the tables at the end of this release.
The Company presents EPS, the efficiency ratio, return on average common equity, return on average tangible common equity, and net income applicable to common shares, all adjusted for certain notable items. These items include merger-related charges associated with completed and pending acquisitions, a pension plan gain/loss, FDIC special assessment expense, debt securities gains/losses, CECL Day 1 non-PCD provision expense, distribution of excess pension assets expense, and separation expense. Management believes excluding these items from EPS, the efficiency ratio, return on average common equity, and return on average tangible common equity may be useful in assessing the Company's underlying operational performance since these items do not pertain to its core business operations and their exclusion may facilitate better comparability between periods. Management believes that excluding merger-related charges from these metrics may be useful to the Company, as well as analysts and investors, since these expenses can vary significantly based on the size, type, and structure of each acquisition. Additionally, management believes excluding these items from these metrics may enhance comparability for peer comparison purposes.
Income tax expense, provision for credit losses, and the certain notable items listed above are excluded from the calculation of pre-provision net revenues, adjusted due to the fluctuation in income before income tax and the level of provision for credit losses required. Management believes adjusted pre-provision net revenues may be useful in assessing the Company's underlying operating performance and their exclusion may facilitate better comparability between periods and for peer comparison purposes.
The Company presents adjusted noninterest expense, which excludes merger-related charges associated with completed and pending acquisitions, FDIC special assessment expense, distribution of excess pension assets expense, and separation expense, as well as adjusted noninterest income, which excludes a pension plan gain/loss and debt securities gains/losses. Management believes that excluding these items from noninterest expense and noninterest income may be useful in assessing the Company’s underlying operational performance as these items either do not pertain to its core business operations or their exclusion may facilitate better comparability between periods and for peer comparison purposes.
The tax-equivalent adjustment to net interest income and net interest margin recognizes the income tax savings when comparing taxable and tax-exempt assets. Interest income and yields on tax-exempt securities and loans are presented using the current federal income tax rate of 21%. Management believes that it is standard practice in the banking industry to present net interest income and net interest margin on a fully tax-equivalent basis and that it may enhance comparability for peer comparison purposes.
In management's view, tangible common equity measures are capital adequacy metrics that may be meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers. These non-GAAP measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from stockholders' equity and retain the effect of accumulated other comprehensive loss in stockholders' equity.
Although intended to enhance investors' understanding of the Company's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. In addition, these non-GAAP financial measures may differ from those used by other financial institutions to assess their business and performance. See the following reconciliations in the "Non-GAAP Reconciliations" section for details on the calculation of these measures to the extent presented herein.
FORWARD-LOOKING STATEMENTS
This earnings release contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), Section 27A of the Securities Act of 1933 and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934 and Rule 3b-6 promulgated thereunder, notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in our future filings with the Securities and Exchange Commission ("SEC"), in press releases, and in oral and written statements made by us that are not statements of historical fact and constitute forward‐looking statements within the meaning of the Act. These statements include, but are not limited to, descriptions of Old National’s financial condition, results of operations, asset and credit quality trends, profitability and business plans or opportunities. Forward-looking statements can be identified by the use of words such as "anticipate," "believe," "contemplate," "continue," "could," "estimate," "expect," "guidance," "intend," "may," "outlook," "plan," "potential," "predict," "should," "would," and "will," and other words of similar meaning. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties. There are a number of factors that could cause actual results or outcomes to differ materially from those in such statements, including, but not limited to: competition; government legislation, regulations and policies, including trade and tariff policies; the ability of Old National to execute its business plan; unanticipated changes in our liquidity position, including but not limited to changes in our access to sources of liquidity and capital to address our liquidity needs; changes in economic conditions and economic and business uncertainty which could materially impact credit quality trends and the ability to generate loans and gather deposits; inflation and governmental responses to inflation, including increasing interest rates; market, economic, operational, liquidity, credit, and interest rate risks associated with our business; our ability to successfully manage our credit risk and the sufficiency of our allowance for credit losses; the expected cost savings, synergies and other financial benefits from the merger (the “Merger”) between Old National and Bremer not being realized within the expected time frames and costs or difficulties relating to integration matters being greater than expected; potential adverse reactions or changes to business or employee relationships, including those resulting from the Merger; the impact of purchase accounting with respect to the Merger, or any change in the assumptions used regarding the assets acquired and liabilities assumed to determine their fair value and credit marks; the potential impact of future business combinations on our performance and financial condition, including our ability to successfully integrate the businesses, the success of revenue-generating and cost reduction initiatives and the diversion of management’s attention from ongoing business operations and opportunities; failure or circumvention of our internal controls; operational risks or risk management failures by us or critical third parties, including without limitation with respect to data processing, information systems, cybersecurity, technological changes, vendor issues, business interruption, and fraud risks; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities; disruptive technologies in payment systems and other services traditionally provided by banks; failure or disruption of our information systems; computer hacking and other cybersecurity threats; the effects of climate change on Old National and its customers, borrowers, or service providers; the impacts of pandemics, epidemics and other infectious disease outbreaks; other matters discussed in this earnings release; and other factors identified in our Annual Report on Form 10-K for the year ended December 31, 2024 and other filings with the SEC. These forward-looking statements are based on assumptions and estimates, which although believed to be reasonable, may turn out to be incorrect. Old National does not undertake an obligation to update these forward-looking statements to reflect events or conditions after the date of this earnings release. You are advised to consult further disclosures we may make on related subjects in our filings with the SEC.

CONTACTS:
Media: Rick Jillson	Investors: Lynell Durchholz
(812) 465-7267	(812) 464-1366
Rick.Jillson@oldnational.com	Lynell.Durchholz@oldnational.com

Financial Highlights (unaudited)
($ and shares in thousands, except per share data)

	Three Months Ended					Twelve Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2025	2025	2025	2025	2024	2025	2024
Income Statement
Net interest income	$580,832	$574,609	$514,790	$387,643	$394,180	$2,057,874	$1,530,783
FTE adjustment[1,3]	8,013	7,975	7,063	5,360	5,777	28,411	24,514
Net interest income - tax equivalent basis[3]	588,845	582,584	521,853	393,003	399,957	2,086,285	1,555,297
Provision for credit losses	32,745	26,738	106,835	31,403	27,017	197,721	110,619
Noninterest income	109,759	130,461	132,517	93,794	95,766	466,531	354,697
Noninterest expense	386,320	445,734	384,766	268,471	276,824	1,485,291	1,094,423
Net income available to common shareholders	$212,589	$178,533	$121,375	$140,625	$149,839	$653,122	$523,053
Per Common Share Data
Weighted average diluted shares	389,550	390,496	361,436	321,016	318,803	365,464	311,001
EPS, diluted	$0.55	$0.46	$0.34	$0.44	$0.47	$1.79	$1.68
Cash dividends	0.14	0.14	0.14	0.14	0.14	0.56	0.56
Dividend payout ratio[2]	25%	30%	41%	32%	30%	31%	33%
Book value	$21.17	$20.64	$20.12	$19.71	$19.11	$21.17	$19.11
Stock price	22.31	21.95	21.34	21.19	21.71	22.31	21.71
Tangible book value[3]	13.71	13.15	12.60	12.54	11.91	13.71	11.91
Performance Ratios
ROAA	1.21%	1.03%	0.77%	1.08%	1.14%	1.02%	1.03%
ROAE	10.4%	9.0%	6.7%	9.1%	9.8%	8.9%	9.1%
ROATCE[3]	17.8%	15.9%	12.0%	15.0%	16.4%	15.3%	15.4%
NIM (FTE)[3]	3.65%	3.64%	3.53%	3.27%	3.30%	3.54%	3.31%
Efficiency ratio[3]	51.6%	58.8%	55.8%	53.7%	54.4%	55.1%	55.9%
NCOs to average loans	0.27%	0.25%	0.24%	0.24%	0.21%	0.25%	0.17%
ACL on loans to EOP loans	1.17%	1.19%	1.18%	1.10%	1.08%	1.17%	1.08%
ACL[4] to EOP loans	1.24%	1.26%	1.24%	1.16%	1.14%	1.24%	1.14%
NPLs to EOP loans	1.07%	1.23%	1.24%	1.29%	1.23%	1.07%	1.23%
Balance Sheet (EOP)
Total loans	$48,764,162	$47,967,915	$47,902,819	$36,413,944	$36,285,887	$48,764,162	$36,285,887
Total assets	72,151,967	71,210,162	70,979,805	53,877,944	53,552,272	72,151,967	53,552,272
Total deposits	55,088,195	55,006,184	54,357,683	41,034,572	40,823,560	55,088,195	40,823,560
Total borrowed funds	7,451,367	6,766,381	7,346,098	5,447,054	5,411,537	7,451,367	5,411,537
Total shareholders' equity	8,494,788	8,309,271	8,126,387	6,534,654	6,340,350	8,494,788	6,340,350
Capital Ratios[3]
Risk-based capital ratios (EOP):
Tier 1 common equity	11.08%	11.02%	10.74%	11.62%	11.38%	11.08%	11.38%
Tier 1 capital	11.53%	11.49%	11.20%	12.23%	11.98%	11.53%	11.98%
Total capital	12.85%	12.78%	12.59%	13.68%	13.37%	12.85%	13.37%
Leverage ratio (average assets)	8.90%	8.72%	9.26%	9.44%	9.21%	8.90%	9.21%
Equity to assets (averages)	11.73%	11.48%	11.38%	12.01%	11.78%	11.63%	11.51%
TCE to TA	7.72%	7.53%	7.26%	7.76%	7.41%	7.72%	7.41%
Nonfinancial Data
Full-time equivalent employees	4,971	5,243	5,313	4,028	4,066	4,971	4,066
Banking centers	346	351	351	280	280	346	280
[1] Calculated using the federal statutory tax rate in effect of 21% for all periods.
[2] Cash dividends per common share divided by net income per common share (basic).
[3] Represents a non-GAAP financial measure. Refer to the "Non-GAAP Measures" table for reconciliations to GAAP financial measures.
[4] Includes the allowance for credit losses on loans and unfunded loan commitments.

December 31, 2025 capital ratios are preliminary.
FTE - Fully taxable equivalent basis ROAA - Return on average assets ROAE - Return on average equity ROATCE - Return on average tangible common equity NCOs - Net Charge-offs ACL - Allowance for Credit Losses EOP - End of period actual balances NPLs - Non-performing Loans TCE - Tangible common equity TA - Tangible assets

Income Statement (unaudited)
($ and shares in thousands, except per share data)
	Three Months Ended					Twelve Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2025	2025	2025	2025	2024	2025	2024
Interest income	$897,301	$917,192	$824,961	$630,399	$662,082	$3,269,853	$2,601,651
Less: interest expense	316,469	342,583	310,171	242,756	267,902	1,211,979	1,070,868
Net interest income	580,832	574,609	514,790	387,643	394,180	2,057,874	1,530,783
Provision for credit losses	32,745	26,738	106,835	31,403	27,017	197,721	110,619
Net interest income after provision for credit losses	548,087	547,871	407,955	356,240	367,163	1,860,153	1,420,164
Wealth and investment services fees	39,012	39,684	35,817	29,648	30,012	144,161	116,791
Service charges on deposit accounts	27,516	27,856	23,878	21,156	20,577	100,406	78,175
Debit card and ATM fees	13,178	13,197	12,922	9,991	10,991	49,288	43,400
Mortgage banking revenue	11,053	10,442	10,032	6,879	7,026	38,406	26,237
Capital markets income	13,080	12,629	7,114	4,506	5,244	37,329	20,299
Company-owned life insurance	7,099	7,565	6,625	5,381	6,499	26,670	20,987
Other income	(1,252)	19,081	36,170	16,309	15,539	70,308	49,020
Debt securities gains (losses), net	73	7	(41)	(76)	(122)	(37)	(212)
Total noninterest income	109,759	130,461	132,517	93,794	95,766	466,531	354,697
Salaries and employee benefits	187,251	211,345	202,112	148,305	146,605	749,013	603,095
Occupancy	35,243	34,442	30,432	29,053	29,733	129,170	110,429
Equipment	14,184	12,703	12,566	8,901	9,325	48,354	36,588
Marketing	14,418	15,093	13,759	11,940	12,653	55,210	45,607
Technology	30,882	36,122	31,452	22,020	21,429	120,476	88,797
Communication	6,726	7,742	5,014	4,134	4,176	23,616	17,337
Professional fees	18,454	13,598	21,931	7,919	11,055	61,902	35,291
FDIC assessment	11,190	14,095	13,409	9,700	11,970	48,394	44,681
Amortization of intangibles	26,016	26,184	19,630	6,830	7,237	78,660	27,528
Amortization of tax credit investments	9,822	7,057	5,815	3,424	4,556	26,118	13,329
Other expense	32,134	67,353	28,646	16,245	18,085	144,378	71,741
Total noninterest expense	386,320	445,734	384,766	268,471	276,824	1,485,291	1,094,423
Income before income taxes	271,526	232,598	155,706	181,563	186,105	841,393	680,438
Income tax expense	54,903	50,031	30,298	36,904	32,232	172,136	141,250
Net income	$216,623	$182,567	$125,408	$144,659	$153,873	$669,257	$539,188
Preferred dividends	(4,034)	(4,034)	(4,033)	(4,034)	(4,034)	(16,135)	(16,135)
Net income applicable to common shares	$212,589	$178,533	$121,375	$140,625	$149,839	$653,122	$523,053

EPS, diluted	$0.55	$0.46	$0.34	$0.44	$0.47	$1.79	$1.68
Weighted Average Common Shares Outstanding
Basic	387,862	389,038	360,155	315,925	315,673	363,513	309,499
Diluted	389,550	390,496	361,436	321,016	318,803	365,464	311,001
Common shares outstanding (EOP)	389,662	390,768	391,818	319,236	318,980	389,662	318,980

End of Period Balance Sheet (unaudited)
($ in thousands)
	December 31,	September 30,	June 30,	March 31,	December 31,
	2025	2025	2025	2025	2024
Assets
Cash and due from banks	$591,645	$491,910	$637,556	$486,061	$394,450
Money market and other interest-earning investments	1,234,532	1,190,707	1,171,015	753,719	833,518
Investments:
Treasury and government-sponsored agencies	2,427,371	2,402,375	2,445,733	2,364,170	2,289,903
Mortgage-backed securities	10,078,358	10,117,015	9,632,206	6,458,023	6,175,103
States and political subdivisions	1,570,888	1,579,802	1,590,272	1,589,555	1,637,379
Other securities	825,761	849,911	852,687	755,348	781,656
Total investments	14,902,378	14,949,103	14,520,898	11,167,096	10,884,041
Loans held-for-sale, at fair value	52,911	80,341	77,618	40,424	34,483
Loans:
Commercial	14,983,861	14,506,375	14,662,916	10,650,615	10,288,560
Commercial and agriculture real estate	22,050,007	22,083,734	21,879,785	16,135,327	16,307,486
Residential real estate	8,467,496	8,190,127	8,212,242	6,771,694	6,797,586
Consumer	3,262,798	3,187,679	3,147,876	2,856,308	2,892,255
Total loans	48,764,162	47,967,915	47,902,819	36,413,944	36,285,887
Allowance for credit losses on loans	(569,520)	(572,178)	(565,109)	(401,932)	(392,522)
Premises and equipment, net	690,824	691,950	682,539	584,664	588,970
Goodwill and other intangible assets	2,907,986	2,926,960	2,944,372	2,289,268	2,296,098
Company-owned life insurance	1,051,009	1,044,780	1,046,693	859,211	859,851
Accrued interest receivable and other assets	2,526,040	2,438,674	2,561,404	1,685,489	1,767,496
Total assets	$72,151,967	$71,210,162	$70,979,805	$53,877,944	$53,552,272

Liabilities and Equity
Noninterest-bearing demand deposits	$13,247,483	$12,691,658	$12,652,556	$9,186,314	$9,399,019
Interest-bearing:
Checking and NOW accounts	9,096,662	9,669,551	9,194,738	7,736,014	7,538,987
Savings accounts	4,909,138	4,958,555	5,058,819	4,715,329	4,753,279
Money market accounts	16,175,497	16,739,884	16,564,125	11,638,653	11,807,228
Other time deposits	7,983,949	7,767,698	7,613,377	6,212,898	5,819,970
Total core deposits	51,412,729	51,827,346	51,083,615	39,489,208	39,318,483
Brokered deposits	3,675,466	3,178,838	3,274,068	1,545,364	1,505,077
Total deposits	55,088,195	55,006,184	54,357,683	41,034,572	40,823,560

Federal funds purchased and interbank borrowings	100,197	1	340,246	170	385
Securities sold under agreements to repurchase	261,366	277,594	297,637	290,256	268,975
Federal Home Loan Bank advances	6,237,375	5,663,361	5,835,918	4,514,354	4,452,559
Other borrowings	852,429	825,425	872,297	642,274	689,618
Total borrowed funds	7,451,367	6,766,381	7,346,098	5,447,054	5,411,537
Accrued expenses and other liabilities	1,117,617	1,128,326	1,149,637	861,664	976,825
Total liabilities	63,657,179	62,900,891	62,853,418	47,343,290	47,211,922
Preferred stock, common stock, surplus, and retained earnings	8,973,459	8,833,662	8,725,995	7,183,163	7,086,393
Accumulated other comprehensive income (loss), net of tax	(478,671)	(524,391)	(599,608)	(648,509)	(746,043)
Total shareholders' equity	8,494,788	8,309,271	8,126,387	6,534,654	6,340,350
Total liabilities and shareholders' equity	$72,151,967	$71,210,162	$70,979,805	$53,877,944	$53,552,272

Average Balance Sheet and Interest Rates (unaudited)
($ in thousands)

	Three Months Ended			Three Months Ended			Three Months Ended
	December 31, 2025			September 30, 2025			December 31, 2024
	Average	Income1/	Yield/	Average	Income1/	Yield/	Average	Income1/	Yield/
Earning Assets:	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Money market and other interest-earning investments	$1,261,352	$12,411	3.90%	$1,159,564	$12,207	4.18%	$1,072,509	$12,843	4.76%
Investments:
Treasury and government-sponsored agencies	2,417,085	19,907	3.29%	2,391,564	20,721	3.47%	2,325,120	20,841	3.59%
Mortgage-backed securities	10,148,898	106,935	4.21%	9,854,107	105,596	4.29%	6,149,775	50,416	3.28%
States and political subdivisions	1,576,423	13,002	3.30%	1,577,384	13,109	3.32%	1,654,591	13,698	3.31%
Other securities	836,161	12,006	5.74%	874,728	16,265	7.44%	783,708	10,518	5.37%
Total investments	14,978,567	151,850	4.06%	14,697,783	155,691	4.24%	10,913,194	95,473	3.50%
Loans:[2]
Commercial	14,658,743	237,687	6.49%	14,722,785	249,569	6.78%	10,401,056	176,996	6.81%
Commercial and agriculture real estate	22,020,548	351,761	6.39%	21,999,016	356,014	6.47%	16,326,802	263,062	6.44%
Residential real estate loans	8,310,815	95,981	4.62%	8,287,155	95,129	4.59%	6,814,829	68,346	4.01%
Consumer	3,226,790	55,624	6.84%	3,166,508	56,557	7.09%	2,883,413	51,139	7.06%
Total loans	48,216,896	741,053	6.14%	48,175,464	757,269	6.28%	36,426,100	559,543	6.14%

Total earning assets	$64,456,815	$905,314	5.61%	$64,032,811	$925,167	5.78%	$48,411,803	$667,859	5.52%

Less: Allowance for credit losses on loans	(570,659)			(566,102)			(382,799)

Non-earning Assets:
Cash and due from banks	$558,909			$492,415			$370,932
Other assets	7,111,237			7,177,663			5,402,359

Total assets	$71,556,302			$71,136,787			$53,802,295

Interest-Bearing Liabilities:
Checking and NOW accounts	$9,031,058	$32,515	1.43%	$9,382,625	$36,221	1.53%	$7,338,532	$23,747	1.29%
Savings accounts	4,915,822	3,410	0.28%	5,009,293	3,866	0.31%	4,750,387	4,467	0.37%
Money market accounts	16,577,620	108,754	2.60%	16,674,801	121,886	2.90%	11,900,305	103,818	3.47%
Other time deposits	7,896,718	70,232	3.53%	7,723,441	73,247	3.76%	5,985,911	61,679	4.10%
Total interest-bearing core deposits	38,421,218	214,911	2.22%	38,790,160	235,220	2.41%	29,975,135	193,711	2.57%
Brokered deposits	3,337,026	35,122	4.18%	3,371,269	37,381	4.40%	1,662,698	21,579	5.16%
Total interest-bearing deposits	41,758,244	250,033	2.38%	42,161,429	272,601	2.57%	31,637,833	215,290	2.71%

Federal funds purchased and interbank borrowings	4,593	54	4.66%	157,192	1,816	4.58%	433	23	21.13%
Securities sold under agreements to repurchase	244,732	650	1.05%	289,323	731	1.00%	249,133	584	0.93%
Federal Home Loan Bank advances	5,854,007	56,775	3.85%	5,552,780	57,143	4.08%	4,461,733	43,788	3.90%
Other borrowings	836,908	8,957	4.25%	871,996	10,292	4.68%	669,580	8,217	4.88%
Total borrowed funds	6,940,240	66,436	3.80%	6,871,291	69,982	4.04%	5,380,879	52,612	3.89%

Total interest-bearing liabilities	$48,698,484	$316,469	2.58%	$49,032,720	$342,583	2.77%	$37,018,712	$267,902	2.88%

Noninterest-Bearing Liabilities and Shareholders' Equity:
Demand deposits	$13,318,459			$12,731,654			$9,509,446
Other liabilities	1,148,292			1,203,838			935,184
Shareholders' equity	8,391,067			8,168,575			6,338,953

Total liabilities and shareholders' equity	$71,556,302			$71,136,787			$53,802,295

Net interest rate spread			3.03%			3.01%			2.64%

Net interest margin (GAAP)			3.60%			3.59%			3.26%

Net interest margin (FTE)[3]			3.65%			3.64%			3.30%

FTE adjustment		$8,013			$7,975			$5,777

[1] Interest income is reflected on a FTE basis.
[2] Includes loans held-for-sale.
[3] Represents a non-GAAP financial measure. Refer to the "Non-GAAP Measures" table for reconciliations to GAAP financial measures.

Average Balance Sheet and Interest Rates (unaudited)
($ in thousands)

	Twelve Months Ended			Twelve Months Ended
	December 31, 2025			December 31, 2024
	Average	Income1/	Yield/	Average	Income1/	Yield/
Earning Assets:	Balance	Expense	Rate	Balance	Expense	Rate
Money market and other interest-earning investments	$1,160,460	$48,224	4.16%	$887,771	$45,835	5.16%
Investments:
Treasury and government-sponsored agencies	2,381,350	81,467	3.42%	2,288,053	87,489	3.82%
Mortgage-backed securities	8,728,237	354,788	4.06%	5,829,322	185,633	3.18%
States and political subdivisions	1,590,251	52,755	3.32%	1,672,493	56,006	3.35%
Other securities	863,288	54,553	6.32%	781,969	47,821	6.12%
Total investments	$13,563,126	$543,563	4.01%	$10,571,837	$376,949	3.57%
Loans:[2]
Commercial	13,270,793	872,297	6.57%	10,166,184	711,562	7.00%
Commercial and agriculture real estate	20,085,105	1,270,132	6.32%	15,698,854	1,028,387	6.55%
Residential real estate loans	7,806,805	347,610	4.45%	6,823,798	266,116	3.90%
Consumer	3,079,678	216,438	7.03%	2,832,823	197,316	6.97%
Total loans	44,242,381	2,706,477	6.12%	35,521,659	2,203,381	6.20%

Total earning assets	$58,965,967	$3,298,264	5.59%	$46,981,267	$2,626,165	5.59%

Less: Allowance for credit losses on loans	(485,792)			(348,638)

Non-earning Assets:
Cash and due from banks	$463,159			$394,350
Other assets	6,528,184			5,275,427

Total assets	$65,471,518			$52,302,406

Interest-Bearing Liabilities:
Checking and NOW accounts	$8,639,817	$121,877	1.41%	$7,554,510	$112,741	1.49%
Savings accounts	4,897,318	14,661	0.30%	4,919,559	19,922	0.40%
Money market accounts	15,011,269	429,954	2.86%	10,905,756	406,739	3.73%
Other time deposits	7,183,802	267,168	3.72%	5,492,898	230,132	4.19%
Total interest-bearing core deposits	35,732,206	833,660	2.33%	28,872,723	769,534	2.67%
Brokered deposits	2,703,198	119,557	4.42%	1,447,491	76,728	5.30%
Total interest-bearing deposits	38,435,404	953,217	2.48%	30,320,214	846,262	2.79%

Federal funds purchased and interbank borrowings	99,394	4,448	4.48%	57,950	3,262	5.63%
Securities sold under agreements to repurchase	275,701	2,568	0.93%	258,630	2,752	1.06%
Federal Home Loan Bank advances	5,481,224	214,856	3.92%	4,473,800	177,317	3.96%
Other borrowings	803,849	36,890	4.59%	784,994	41,275	5.26%
Total borrowed funds	6,660,168	258,762	3.89%	5,575,374	224,606	4.03%

Total interest-bearing liabilities	45,095,572	1,211,979	2.69%	35,895,588	1,070,868	2.98%

Noninterest-Bearing Liabilities and Shareholders' Equity:
Demand deposits	$11,693,361			$9,424,577
Other liabilities	1,068,576			962,511
Shareholders' equity	7,614,009			6,019,730

Total liabilities and shareholders' equity	$65,471,518			$52,302,406

Net interest rate spread			2.90%			2.61%

Net interest margin (GAAP)			3.49%			3.26%

Net interest margin (FTE)[3]			3.54%			3.31%

FTE adjustment		$28,411			$24,514

[1] Interest income is reflected on a FTE.
[2] Includes loans held-for-sale.
[3] Represents a non-GAAP financial measure. Refer to the "Non-GAAP Measures" table for reconciliations to GAAP financial measures.

Asset Quality (EOP) (unaudited)
($ in thousands)

	Three Months Ended					Twelve Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2025	2025	2025	2025	2024	2025	2024
Allowance for credit losses:
Beginning allowance for credit losses on loans	$572,178	$565,109	$401,932	$392,522	$380,840	$392,522	$307,610
Allowance established for acquired PCD loans	—	13,104	90,442	—	—	103,546	26,725
Provision for credit losses on loans	29,450	24,003	99,263	31,026	30,417	183,742	120,191
Gross charge-offs	(35,131)	(35,402)	(29,954)	(24,540)	(21,278)	(125,027)	(71,304)
Gross recoveries	3,023	5,364	3,426	2,924	2,543	14,737	9,300
NCOs	(32,108)	(30,038)	(26,528)	(21,616)	(18,735)	(110,290)	(62,004)
Ending allowance for credit losses on loans	$569,520	$572,178	$565,109	$401,932	$392,522	$569,520	$392,522
Beginning allowance for credit losses on unfunded commitments	$32,338	$29,603	$22,031	$21,654	$25,054	$21,654	$31,226
Provision (release) for credit losses on unfunded commitments	3,295	2,735	7,572	377	(3,400)	13,979	(9,572)
Ending allowance for credit losses on unfunded commitments	$35,633	$32,338	$29,603	$22,031	$21,654	$35,633	$21,654
Allowance for credit losses	$605,153	$604,516	$594,712	$423,963	$414,176	$605,153	$414,176
Provision for credit losses on loans	$29,450	$24,003	$99,263	$31,026	$30,417	$183,742	$120,191
Provision (release) for credit losses on unfunded commitments	3,295	2,735	7,572	377	(3,400)	13,979	(9,572)
Provision for credit losses	$32,745	$26,738	$106,835	$31,403	$27,017	$197,721	$110,619
NCOs / average loans[1]	0.27%	0.25%	0.24%	0.24%	0.21%	0.25%	0.17%
Average loans[1]	$48,199,086	$48,153,186	$44,075,472	$36,284,059	$36,410,414	$44,221,486	$35,506,298
EOP loans[1]	48,764,162	47,967,915	47,902,819	36,413,944	36,285,887	48,764,162	36,285,887
ACL on loans / EOP loans[1]	1.17%	1.19%	1.18%	1.10%	1.08%	1.17%	1.08%
ACL / EOP loans[1]	1.24%	1.26%	1.24%	1.16%	1.14%	1.24%	1.14%
Underperforming Assets:
Loans 90 days and over (still accruing)	$2,691	$1,525	$16,893	$6,757	$4,060	$2,691	$4,060
Nonaccrual loans	521,245	590,820	594,709	469,211	447,979	521,245	447,979
Foreclosed assets	6,235	6,325	7,986	6,301	4,294	6,235	4,294
Total underperforming assets	$530,171	$598,670	$619,588	$482,269	$456,333	$530,171	$456,333
Classified and Criticized Assets:
Nonaccrual loans	$521,245	$590,820	$594,709	$469,211	$447,979	$521,245	$447,979
Substandard loans (still accruing)	1,759,221	1,881,294	1,969,260	1,479,630	1,073,413	1,759,221	1,073,413
Loans 90 days and over (still accruing)	2,691	1,525	16,893	6,757	4,060	2,691	4,060
Total classified loans - "problem loans"	2,283,157	2,473,639	2,580,862	1,955,598	1,525,452	2,283,157	1,525,452
Other classified assets	20,616	35,373	43,495	53,239	58,954	20,616	58,954
Special Mention	805,901	893,109	1,008,716	828,314	908,630	805,901	908,630
Total classified and criticized assets	$3,109,674	$3,402,121	$3,633,073	$2,837,151	$2,493,036	$3,109,674	$2,493,036
Loans 30-89 days past due (still accruing)	$105,632	$83,030	$128,771	$72,517	$93,141	$105,632	$93,141
Nonaccrual loans / EOP loans[1]	1.07%	1.23%	1.24%	1.29%	1.23%	1.07%	1.23%
ACL / nonaccrual loans	116%	102%	100%	90%	92%	116%	92%
Under-performing assets/EOP loans[1]	1.09%	1.25%	1.29%	1.32%	1.26%	1.09%	1.26%
Under-performing assets/EOP assets	0.73%	0.84%	0.87%	0.90%	0.85%	0.73%	0.85%
30+ day delinquencies/EOP loans[1]	0.22%	0.18%	0.30%	0.22%	0.27%	0.22%	0.27%

[1] Excludes loans held-for-sale.

Non-GAAP Measures (unaudited)
($ and shares in thousands, except per share data)

	Three Months Ended						Twelve Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,		December 31,	December 31,
	2025	2025	2025	2025	2024		2025	2024
Earnings Per Share:
Net income applicable to common shares	$212,589	$178,533	$121,375	$140,625	$149,839		$653,122	$523,053
Adjustments:
Merger-related charges	24,547	69,274	41,206	5,856	8,117		140,883	37,325
Tax effect[1]	(5,896)	(16,494)	(11,337)	(1,089)	(2,058)		(34,816)	(8,709)
Merger-related charges, net	18,651	52,780	29,869	4,767	6,059		106,067	28,616
Pension plan loss (gain)	15,878	—	(21,001)	—	—		(5,123)	—
Tax effect[1]	(3,814)	—	5,778	—	—		1,964	—
Pension plan loss (gain), net	12,064	—	(15,223)	—	—		(3,159)	—
FDIC special assessment	(2,994)	—	—	—	—		(2,994)	2,994
Tax effect[1]	719	—	—	—	—		719	(731)
FDIC special assessment, net	(2,275)	—	—	—	—		(2,275)	2,263
Debt securities (gains) losses	(73)	(7)	41	76	122		37	212
Tax effect[1]	18	2	(11)	(14)	(31)		(5)	(51)
Debt securities (gains) losses, net	(55)	(5)	30	62	91		32	161
CECL Day 1 non-PCD provision expense	—	—	75,604	—	—		75,604	15,312
Tax effect[1]	—	—	(20,802)	—	—		(20,802)	(3,476)
CECL Day 1 non-PCD provision expense, net	—	—	54,802	—	—		54,802	11,836
Distribution of excess pension assets	—	—	—	—	—	—	—	13,318
Tax effect[1]	—	—	—	—	—	—	—	(3,250)
Distribution excess pension assets, net	—	—	—	—	—		—	10,068
Separation expense	—	—	—	—	—		—	2,646
Tax effect[1]	—	—	—	—	—		—	(589)
Separation expense, net	—	—	—	—	—		—	2,057
Total adjustments, net	28,385	52,775	69,478	4,829	6,150		155,467	55,001
Net income applicable to common shares, adjusted	$240,974	$231,308	$190,853	$145,454	$155,989		$808,589	$578,054
Weighted average diluted common shares outstanding	389,550	390,496	361,436	321,016	318,803		365,464	311,001
EPS, diluted	$0.55	$0.46	$0.34	$0.44	$0.47		$1.79	$1.68
Adjusted EPS, diluted	$0.62	$0.59	$0.53	$0.45	$0.49		$2.21	$1.86
NIM:
Net interest income	$580,832	$574,609	$514,790	$387,643	$394,180		$2,057,874	$1,530,783
Add: FTE adjustment[2]	8,013	7,975	7,063	5,360	5,777		28,411	24,514
Net interest income (FTE)	$588,845	$582,584	$521,853	$393,003	$399,957		$2,086,285	$1,555,297
Average earning assets	$64,456,815	$64,032,811	$59,061,249	$48,077,320	$48,411,803		$58,965,967	$46,981,267
NIM (GAAP)	3.60%	3.59%	3.49%	3.23%	3.26%		3.49%	3.26%
NIM (FTE)	3.65%	3.64%	3.53%	3.27%	3.30%		3.54%	3.31%

Refer to last page of Non-GAAP reconciliations for footnotes.

Non-GAAP Measures (unaudited)
($ in thousands)

	Three Months Ended					Twelve Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2025	2025	2025	2025	2024	2025	2024
PPNR:
Net interest income (FTE)[2]	$588,845	$582,584	$521,853	$393,003	$399,957	$2,086,285	$1,555,297
Add: Noninterest income	109,759	130,461	132,517	93,794	95,766	466,531	354,697
Total revenue (FTE)	698,604	713,045	654,370	486,797	495,723	2,552,816	1,909,994
Less: Noninterest expense	(386,320)	(445,734)	(384,766)	(268,471)	(276,824)	(1,485,291)	(1,094,423)
PPNR	$312,284	$267,311	$269,604	$218,326	$218,899	$1,067,525	$815,571
Adjustments:
Pension plan loss (gain)	$15,878	$—	$(21,001)	$—	$—	$(5,123)	$—
Debt securities (gains) losses	(73)	(7)	41	76	122	37	212
Noninterest income adjustments	15,805	(7)	(20,960)	76	122	(5,086)	212
Adjusted noninterest income	125,564	130,454	111,557	93,870	95,888	461,445	354,909
Adjusted revenue	$714,409	$713,038	$633,410	$486,873	$495,845	$2,547,730	$1,910,206
Adjustments:
Merger-related charges	$24,547	$69,274	$41,206	$5,856	$8,117	$140,883	$37,325
FDIC Special Assessment	(2,994)	—	—	—	—	(2,994)	2,994
Distribution of excess pension assets	—	—	—	—	—	—	13,318
Separation expense	—	—	—	—	—	—	2,646
Noninterest expense adjustments	21,553	69,274	41,206	5,856	8,117	137,889	56,283
Adjusted total noninterest expense	(364,767)	(376,460)	(343,560)	(262,615)	(268,707)	(1,347,402)	(1,038,140)
Adjusted PPNR	$349,642	$336,578	$289,850	$224,258	$227,138	$1,200,328	$872,066
Efficiency Ratio:
Noninterest expense	$386,320	$445,734	$384,766	$268,471	$276,824	$1,485,291	$1,094,423
Less: Amortization of intangibles	(26,016)	(26,184)	(19,630)	(6,830)	(7,237)	(78,660)	(27,528)
Noninterest expense, excl. amortization of intangibles	360,304	419,550	365,136	261,641	269,587	1,406,631	1,066,895
Less: Amortization of tax credit investments	(9,822)	(7,057)	(5,815)	(3,424)	(4,556)	(26,118)	(13,329)
Less: Noninterest expense adjustments	(21,553)	(69,274)	(41,206)	(5,856)	(8,117)	(137,889)	(56,283)
Adjusted noninterest expense, excluding amortization	$328,929	$343,219	$318,115	$252,361	$256,914	$1,242,624	$997,283
Total revenue (FTE)[2]	$698,604	$713,045	$654,370	$486,797	$495,723	$2,552,816	$1,909,994
Less: Debt securities (gains) losses	(73)	(7)	41	76	122	37	212
Less: Pension plan loss (gain)	15,878	—	(21,001)	—	—	(5,123)	—
Total adjusted revenue	$714,409	$713,038	$633,410	$486,873	$495,845	$2,547,730	$1,910,206
Efficiency Ratio	51.6%	58.8%	55.8%	53.7%	54.4%	55.1%	55.9%
Adjusted Efficiency Ratio	46.0%	48.1%	50.2%	51.8%	51.8%	48.8%	52.2%

Refer to last page of Non-GAAP reconciliations for footnotes.

Non-GAAP Measures (unaudited)
($ in thousands)

	Three Months Ended					Twelve Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2025	2025	2025	2025	2024	2025	2024
ROAE and ROATCE:
Net income applicable to common shares	$212,589	$178,533	$121,375	$140,625	$149,839	$653,122	$523,053
Amortization of intangibles	26,016	26,184	19,630	6,830	7,237	78,660	27,528
Tax effect[1]	(6,504)	(6,546)	(4,908)	(1,708)	(1,809)	(19,665)	(6,882)
Amortization of intangibles, net	19,512	19,638	14,722	5,122	5,428	58,995	20,646
Net income applicable to common shares, excluding intangibles amortization	232,101	198,171	136,097	145,747	155,267	712,117	543,699
Total adjustments, net (see pg.12)	28,385	52,775	69,478	4,829	6,150	155,467	55,001
Adjusted net income applicable to common shares, excluding intangibles amortization	$260,486	$250,946	$205,575	$150,576	$161,417	$867,584	$598,700
Average shareholders' equity	$8,391,067	$8,168,575	$7,452,116	$6,416,485	$6,338,953	$7,614,009	$6,019,730
Less: Average preferred equity	(243,719)	(243,719)	(243,719)	(243,719)	(243,719)	(243,719)	(243,719)
Average shareholders' common equity	$8,147,348	$7,924,856	$7,208,397	$6,172,766	$6,095,234	$7,370,290	$5,776,011
Average goodwill and other intangible assets	(2,919,924)	(2,931,319)	(2,670,710)	(2,292,526)	(2,301,177)	(2,705,963)	(2,237,738)
Average tangible shareholder's common equity	$5,227,424	$4,993,537	$4,537,687	$3,880,240	$3,794,057	$4,664,327	$3,538,273
ROAE	10.4%	9.0%	6.7%	9.1%	9.8%	8.9%	9.1%
ROAE, adjusted	11.8%	11.7%	10.6%	9.4%	10.2%	11.0%	10.0%
ROATCE	17.8%	15.9%	12.0%	15.0%	16.4%	15.3%	15.4%
ROATCE, adjusted	19.9%	20.1%	18.1%	15.5%	17.0%	18.6%	16.9%

Refer to last page of Non-GAAP reconciliations for footnotes.

Non-GAAP Measures (unaudited)
($ in thousands)

	As of
	December 31,	September 30,	June 30,	March 31,	December 31,
	2025	2025	2025	2025	2024
Tangible Common Equity:
Shareholders' equity	$8,494,788	$8,309,271	$8,126,387	$6,534,654	$6,340,350
Less: Preferred equity	(243,719)	(243,719)	(243,719)	(243,719)	(243,719)
Shareholders' common equity	$8,251,069	$8,065,552	$7,882,668	$6,290,935	$6,096,631
Less: Goodwill and other intangible assets	(2,907,986)	(2,926,960)	(2,944,372)	(2,289,268)	(2,296,098)
Tangible shareholders' common equity	$5,343,083	$5,138,592	$4,938,296	$4,001,667	$3,800,533

Total assets	$72,151,967	$71,210,162	$70,979,805	$53,877,944	$53,552,272
Less: Goodwill and other intangible assets	(2,907,986)	(2,926,960)	(2,944,372)	(2,289,268)	(2,296,098)
Tangible assets	$69,243,981	$68,283,202	$68,035,433	$51,588,676	$51,256,174

Risk-weighted assets[3]	$53,617,620	$52,515,468	$52,517,871	$40,266,670	$40,314,805

Tangible common equity to tangible assets	7.72%	7.53%	7.26%	7.76%	7.41%
Tangible common equity to risk-weighted assets[3]	9.97%	9.78%	9.40%	9.94%	9.43%
Tangible Common Book Value:
Common shares outstanding	389,662	390,768	391,818	319,236	318,980
Tangible common book value	$13.71	$13.15	$12.60	$12.54	$11.91

[1] Tax-effect calculations use management's estimate of the full year FTE tax rates (federal + state).
[2] Calculated using the federal statutory tax rate in effect of 21% for all periods.
[3] December 31, 2025 figures are preliminary.